Exhibit 10.1

SPLIT-OFF AGREEMENT

SPLIT-OFF AGREEMENT, dated as of July   12th  , 2013 (this "Agreement"), by and among Hygeialand Biomedical Corporation (formerly known as Loreto Resources Corporation and HK International Group Inc.), a Nevada corporation (“Seller”), Luis F. Saenz, the Seller’s sole officer and director (“Buyer”), and Loreto Resources Peru S.R.L. Compania Minera, organized under the laws of Peru (the “Subsidiary”).

RECITALS:

WHEREAS, Seller is the owner of all of the issued and outstanding capital stock of the Subsidiary, which was formed in 2008 to assist in identifying and pursuing the Seller’s business opportunities in the mining sector in South America; and

WHEREAS, the Seller has changed ownership, is changing management, and has changed its business focus to primarily seeking quality assets and investment opportunities that will maximize shareholder value; and

WHEREAS, in connection with the change of business focus, the Subsidiary is in the process of being dissolved; and

WHEREAS, Buyer desires to assist the Corporation in its new direction and, to that end, desires to enter into this Agreement with the Corporation and the Subsidiary, pursuant to which the Subsidiary will be split-off to the Buyer pending the completion of its dissolution process in Peru (the “Split-Off”); and

WHEREAS, in connection with the Split-Off, the Buyer shall purchase all of the issued and outstanding shares of capital stock of the Subsidiary (the "Subsidiary Shares") from Seller, and assume, as between Seller and Buyer, all responsibilities for any debts, obligations and liabilities of the Subsidiary, on the terms and subject to the conditions specified in this Agreement; and

WHEREAS, in connection with the Split-Off, the Seller shall sell and transfer the Subsidiary Shares to Buyer, and assign, as between the Seller and Buyer, all rights to any assets of the Subsidiary, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants, promises, and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows.

1.

ASSIGNMENT AND ASSUMPTION OF ASSETS AND LIABILITIES.

1.1

ASSIGNMENT OF ASSETS.  Seller hereby contributes, assigns, conveys and transfers to Buyer, and Buyer hereby receives, acquires and accepts, all assets and properties of the Subsidiary as of the Closing Date (as defined below).

1.2

ASSIGNMENT AND ASSUMPTION OF LIABILITIES. Seller hereby assigns to Buyer, and Buyer hereby assumes and agrees to pay, honor and discharge all debts, adverse claims, liabilities, judgments and obligations, including tax obligations, of the Subsidiary as of the Closing Date (as defined below), whether accrued, contingent or otherwise and whether known or unknown, including those arising under any law or any rule or regulation of any governmental entity, or imposed by any court or any arbitrator in a binding arbitration resulting from, arising out of or relating to the assets, activities, operations, actions or omissions of the Subsidiary, or products manufactured or sold thereby or services provided thereby, or under contracts, agreements (whether written or oral), leases, commitments or undertakings thereof.

2.

PURCHASE AND SALE OF STOCK.

2.1

PURCHASED SHARES. Subject to the terms and conditions provided below, Seller shall sell and transfer to Buyer and Buyer shall purchase from Seller, on the Closing Date (as defined below), all the issued and outstanding Subsidiary Shares.

2.2

PURCHASE PRICE. The purchase price for the Subsidiary Shares shall be $1.00 and other good and valuable consideration (the “Purchase Price”), the receipt and sufficiency of which are hereby acknowledged by the Seller.

2.3

CLOSING. The closing of the transactions contemplated in this Agreement (the "Closing") shall take place as soon as practicable following the execution of this Agreement. The date on which the Closing occurs shall be referred to herein as the Closing Date (the "Closing Date").

3.

CLOSING.

3.1

TRANSFER OF SHARES. At the Closing, in consideration for the Purchase Price, the Seller shall deliver to Buyer certificates representing the Subsidiary Shares, duly endorsed to Buyer, or as otherwise directed by Buyer, which delivery shall vest Buyer with good and marketable title to all of the issued and outstanding shares of capital stock of the Subsidiary, free and clear of all liens and encumbrances.

3.2

TRANSFER OF RECORDS. On or before the Closing Date, Seller shall arrange for transfer to Buyer of all existing corporate books and records in Seller's possession relating to the Subsidiary and its business, including but not limited to all agreements, litigation files, real estate files, intellectual property, Internet domain names, personnel files and filings with governmental agencies; provided, however, that when any such documents relate to both Seller and the Subsidiary, only copies of such documents need be furnished. On or before the Closing, Buyer and the Subsidiary shall transfer to Seller all existing corporate books and records in the possession of Buyer or the Subsidiary relating to Seller, including but not limited to all corporate minute books, stock ledgers, certificates and corporate seals of Seller and all agreements, litigation files, real property files, personnel files and filings with governmental agencies; provided, however, when any such documents relate to both Seller and the Subsidiary or its business, only copies of such documents need be furnished.

4.

BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller that:

4.1

CAPACITY AND ENFORCEABILITY. Buyer has the legal capacity to execute and deliver this Agreement and the documents to be executed and delivered by Buyer at the Closing pursuant to the transactions contemplated hereby. This Agreement and all such documents constitute valid and binding agreements of Buyer, enforceable in accordance with their terms.

4.2

COMPLIANCE. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby by Buyer will result in the breach of any term or provision of, or constitute a default under, or violate any agreement, indenture, instrument, order, law or regulation to which Buyer is a party or by which Buyer is bound.

4.3

PURCHASE FOR INVESTMENT. Buyer is financially able to bear the economic risks of acquiring an interest in the Subsidiary, and the other transactions contemplated hereby, and has no need for liquidity in this investment. Buyer has such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to the business of the Subsidiary so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Subsidiary Shares. Buyer is acquiring the Subsidiary Shares solely for his own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations, unless such distribution or offering is registered under the Securities Act of 1933, as amended (the "Securities Act"), or, to the extent applicable, comparable Peruvian law, or an exemption from such registration is available. Buyer has (i) received all the information he has deemed necessary to make an informed investment decision with respect to the acquisition of the Subsidiary Shares; (ii) had an opportunity to make such investigation as he has desired pertaining to the Subsidiary and the acquisition of an interest therein and to verify the information which is, and has been, made available to him; and (iii) had the opportunity to ask questions of Seller concerning the Subsidiary. Buyer acknowledges that Buyer is an officer and director of Seller and the Subsidiary and, as such, has actual knowledge of the business, operations and financial affairs of the Subsidiary. Buyer has received no public solicitation or advertisement with respect to the offer or sale of the Subsidiary Shares.  Buyer realizes that the Subsidiary Shares are "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the resale of the Subsidiary Shares is restricted by federal and state securities laws and, accordingly, the Subsidiary Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act, or to the extent applicable, comparable Peruvian law, or an exemption from such registration is available for their resale. Buyer understands that any resale of the Subsidiary Shares by him must be registered under the Securities Act (and any applicable state securities law), and, to the extent applicable, comparable Peruvian law, or be effected in circumstances that, in the opinion of counsel for the Subsidiary at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws) and, to the extent applicable, comparable Peruvian law. Buyer acknowledges and consents that certificates now or hereafter issued for the Subsidiary Shares will bear a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR COMPARABLE PERUVIAN LAW, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IF APPLICABLE, COMPARABLE PERUVIAN LAW, AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(1) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.

Buyer understands that the Subsidiary Shares are being sold to him pursuant to the exemption from registration contained in Section 4(1) of the Securities Act and that the Seller is relying upon the representations made herein as one of the bases for claiming the Section 4(1) exemption.

4.4

LIABILITIES. Following the Closing, Seller will have no liability for any debts, liabilities or obligations of the Subsidiary or its business or activities, and there are no outstanding guaranties, performance or payment bonds, letters of credit or other contingent contractual obligations that have been undertaken by Seller directly or indirectly in relation to the Subsidiary or its business and that may survive the Closing.

5.

SELLER'S AND SUBSIDIARY’S REPRESENTATIONS AND WARRANTIES. Seller and Subsidiary, jointly and severally, represent and warrant to Buyer that:

5.1

ORGANIZATION AND GOOD STANDING. Seller is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of Peru.

5.2

AUTHORITY AND ENFORCEABILITY. The execution and delivery of this Agreement and the documents to be executed and delivered at the Closing pursuant to the transactions contemplated hereby, and performance in accordance with the terms hereof and thereof, have been duly authorized by Seller and the Subsidiary, and all such documents constitute the valid and binding agreements of Seller and the Subsidiary enforceable in accordance with their terms.

5.3

TITLE TO SHARES. Seller is the sole record and beneficial owner of the Subsidiary Shares. At Closing, Seller will have good and marketable title to the Subsidiary Shares, which Subsidiary Shares are, and at the Closing will be, free and clear of all options, warrants, pledges, claims, liens and encumbrances, and any restrictions or limitations prohibiting or restricting transfer to Buyer, except for restrictions on transfer as contemplated by Section 3.3 above. The Subsidiary Shares constitute all of the issued and outstanding shares of capital stock of the Subsidiary.

6.

OBLIGATIONS OF BUYER PENDING CLOSING. Buyer covenants and agrees that between the date hereof and the Closing:

6.1

NOT IMPAIR PERFORMANCE. Buyer shall not take any intentional action that would cause the conditions upon the obligations of the parties hereto to effect the transactions contemplated hereby not to be fulfilled, including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by any party herein not to be true, correct and accurate as of the Closing, or in any way impairing the ability of Seller to satisfy its obligations as provided in Section 7.

6.2

ASSIST PERFORMANCE. Buyer shall exercise its reasonable best efforts to cause to be fulfilled those conditions precedent to Seller's obligations to consummate the transactions contemplated hereby which are dependent upon actions of Buyer and to make and/or obtain any necessary filings and consents in order to consummate the sale transaction contemplated by this Agreement.

7.

OBLIGATIONS OF SELLER PENDING CLOSING. Seller covenants and agrees that between the date hereof and the Closing:

7.1

NOT IMPAIR PERFORMANCE. Seller shall not take any intentional action that would cause the conditions upon the obligations of the parties hereto to effect the transactions contemplated hereby not to be fulfilled, including, without limitation, taking or causing to be taken any action which would cause the representations and warranties made by any party herein not to be materially true, correct and accurate as of the Closing, or in any way impairing the ability of Buyer to satisfy his obligations as provided in Section 6.

7.2

ASSIST PERFORMANCE. Seller shall exercise its reasonable best efforts to cause to be fulfilled those conditions precedent to Buyer's obligations to consummate the transactions contemplated hereby which are dependent upon the actions of Seller and to work with Buyer to make and/or obtain any necessary filings and consents. Seller shall cause the Subsidiary to comply with its obligations under this Agreement.

8.

SELLER'S AND SUBSIDIARY'S CONDITIONS PRECEDENT TO CLOSING. The obligations of Seller and the Subsidiary to close the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions precedent (any or all of which may be waived by Buyer in writing):

8.1

REPRESENTATIONS AND WARRANTIES; PERFORMANCE. All representations and warranties of Buyer contained in this Agreement shall have been true and correct, in all material respects, when made and shall be true and correct, in all material respects, at and as of the Closing, with the same effect as though such representations and warranties were made at and as of the Closing. Buyer shall have performed and complied with all covenants and agreements and satisfied all conditions, in all material respects, required by this Agreement to be performed or complied with or satisfied by Buyer at or prior to the Closing.

8.2

ADDITIONAL DOCUMENTS. Buyer shall deliver or cause to be delivered such additional documents as may be necessary in connection with the consummation of the transactions contemplated by this Agreement and the performance of Buyer’s obligations hereunder.

9.

BUYER'S CONDITIONS PRECEDENT TO CLOSING. The obligation of Buyer to close the transactions contemplated by this Agreement is subject to the satisfaction at or prior to the Closing of each of the following conditions precedent (any and all of which may be waived by Buyer in writing):

9.1

REPRESENTATIONS AND WARRANTIES; PERFORMANCE. All representations and warranties of Seller and the Subsidiary contained in this Agreement shall have been true and correct, in all material respects, when made and shall be true and correct, in all material respects, at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing.  Seller and Subsidiary shall have performed and complied with all covenants and agreements and satisfied all conditions, in all material respects, required by this Agreement to be performed or complied with or satisfied by them at or prior to the Closing.

9.2

ADDITIONAL DOCUMENTS. Seller and Subsidiary shall deliver or cause to be delivered such additional documents as may be necessary in connection with the consummation of the transactions contemplated by this Agreement and the performance of Seller’s and the Subsidiary’s obligations hereunder.

10.

RELEASE AND WAIVER

10.3

RELEASE AND WAIVER BY THE SUBSIDIARY. For, and in consideration of, the covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary, on behalf of itself and its assigns, representatives and agents, if any, hereby covenants not to sue and fully, finally and forever completely releases the Seller, along with its present, future and former officers, directors, stockholders, members, employees, agents, attorneys and representatives (collectively, the “Seller Released Parties”), of and from any and all claims, actions, obligations, liabilities, demands and/or causes of action, of whatever kind or character, whether now known or unknown, which the Subsidiary has or might claim to have against the Seller Released Parties for any and all injuries, harm, damages (actual and punitive), costs, losses, expenses, attorneys’ fees and/or liability or other detriment, if any, whenever incurred or suffered by the Subsidiary arising from, relating to, or in any way connected with, any fact, event, transaction, action or omission that occurred or failed to occur at or prior to the Closing. The Subsidiary understands that it may later discover facts relating to the matters described herein in addition to or different from the facts now known or believed by it to be true and accepts and assumes said risk.  The Subsidiary waives and releases the Seller from any claims that the granting of this full and final release was procured by fraud or signed under duress or coercion so as to make it not binding or unenforceable.  The Parties hereto agree that the Subsidiary’s release set forth herein does not include any claims the Subsidiary may have against the Seller for the Seller’s failure to comply with, or breach of, any provision in this Agreement.

10.2

RELEASE AND WAIVER BY THE BUYER. For, and in consideration of, the covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the Buyer, on behalf of itself and its assigns, representatives and agents, if any, hereby covenants not to sue and fully, finally and forever completely releases the Seller Released Parties of and from any and all claims, actions, obligations, liabilities, demands and/or causes of action, of whatever kind or character, whether now known or unknown, which the Subsidiary has or might claim to have against the Seller Released Parties for any and all injuries, harm, damages (actual and punitive), costs, losses, expenses, attorneys’ fees and/or liability or other detriment, if any, whenever incurred or suffered by the Subsidiary arising from, relating to, or in any way connected with, any fact, event, transaction, action or omission that occurred or failed to occur at or prior to the Closing. The Buyer understands that it may later discover facts relating to the matters described herein in addition to or different from the facts now known or believed by it to be true and accepts and assumes said risk.  The Buyer waives and releases the Seller from any claims that the granting of this full and final release was procured by fraud or signed under duress or coercion so as to make it not binding or unenforceable.  The Parties hereto agree that the Buyer’s release set forth herein does not include any claims the Subsidiary may have against the Seller for the Seller’s failure to comply with, or breach of, any provision in this Agreement.

11.

OTHER AGREEMENTS.

11.1

EXPENSES. Each party hereto shall bear its expenses separately incurred in connection with this Agreement and with the performance of its obligations hereunder.

11.2

CONFIDENTIALITY. The parties hereto shall not make any public announcements concerning this transaction other than in accordance with mutual agreement reached prior to any such announcement(s) and other than as may be required by applicable law or judicial process. If for any reason the transactions contemplated hereby are not consummated, then Buyer shall return any information received by Buyer from Seller or the Subsidiary, and Buyer shall cause all confidential information obtained by Buyer concerning the Subsidiary and its business to be treated as such.

11.3

BROKERS' FEES. No party to this Agreement has employed the services of a broker and each agrees to indemnify the other against all claims of any third parties for fees and commissions of any brokers claiming a fee or commission related to the transactions contemplated hereby.

11.4

ACCESS TO INFORMATION POST-CLOSING; COOPERATION.

(a)

Following the Closing, Buyer and the Subsidiary shall afford to Seller and its authorized accountants, counsel, and other designated representatives reasonable access (and including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to allow records, books, contracts, instruments, computer data and other data and information (collectively, "Information") within the possession or control of Buyer or the Subsidiary insofar as such access is reasonably required by Seller.  Information may be requested under this Section 11.4(a) for, without limitation, audit, accounting, claims, litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and performing this Agreement and the transactions contemplated hereby. No files, books or records of the Subsidiary existing at the Closing Date shall be destroyed by Buyer or the Subsidiary after Closing but prior to the expiration of any period during which such files, books or records are required to be maintained and preserved by applicable law without giving the Seller at least 30 days' prior written notice, during which time Seller shall have the right to examine and to remove any such files, books and records prior to their destruction.

(b)

Following the Closing, Seller shall afford to the Subsidiary and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) duplicating rights during normal business hours to Information within Seller's possession or control relating to the business of the Subsidiary. Information may be requested under this Section 9.4(b) for, without limitation, audit, accounting, claims, litigation and tax purposes as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby. No files, books or records of the Subsidiary existing at the Closing Date shall be destroyed by Seller after Closing but prior to the expiration of any period during which such files, books or records are required to be maintained and preserved by applicable law without giving the Buyer at least 30 days prior written notice, during which time Buyer shall have the right to examine and to remove any such files, books and records prior to their destruction.

(c)

At all times following the Closing, Seller, Buyer and Subsidiary shall use reasonable efforts to make available to the other party on written request, the current and former officers, directors, employees and agents of Seller or the Subsidiary for any of the purposes set forth in Section 11.4(a) or (b) above or as witnesses to the extent that such persons may reasonably be required in connection with any legal, administrative or other proceedings in which Seller or the Subsidiary may from time to be involved.

(d)

The party to whom any Information or witnesses are provided under this Section 11.4 shall reimburse the provider thereof for all out-of-pocket expenses actually and reasonably incurred in providing such Information or witnesses.

(e)

Seller, Buyer, Subsidiary and their respective employees and agents shall each hold in strict confidence all Information concerning the other party in their possession or furnished by the other or the other's representative pursuant to this Agreement with the same degree of care as such party utilizes as to such party's own confidential information (except to the extent that such Information is (i) in the public domain through no fault of such party or (ii) later lawfully acquired from any other source by such party), and each party shall not release or disclose such Information to any other person, except such party's auditors, attorneys, financial advisors, bankers, other consultants and advisors or persons with whom such party has a valid obligation to disclose such Information, unless compelled to disclose such Information by judicial or administrative process or, as advised by its counsel, by other requirements of law.

(f)

Seller, Buyer and Subsidiary shall each use their best efforts to forward promptly to the other party all notices, claims, correspondence and other materials which are received and determined to pertain to the other party.

11.5

GUARANTEES, SURETY BONDS AND LETTER OF CREDIT OBLIGATIONS. In the event that Seller is obligated for any debts, obligations or liabilities of the Subsidiary by virtue of any outstanding guarantee, performance or surety bond or letter of credit provided or arranged by Seller on or prior to the Closing Date, Buyer and the Subsidiary shall use best efforts to cause to be issued replacements of such bonds, letters of credit and guarantees and to obtain any amendments, novations, releases and approvals necessary to release and discharge fully Seller from any liability thereunder following the Closing. Buyer and the Subsidiary, jointly and severally, shall be responsible for, and shall indemnify, hold harmless and defend Seller from and against, any costs or losses incurred by Seller arising from such bonds, letters of credits and guarantees and any liabilities arising therefrom and shall reimburse Seller for any payments that Seller may be required to pay pursuant to enforcement of its obligations relating to such bonds, letters of credit and guarantees.

11.6

FILINGS AND CONSENTS. Buyer, at its risk, shall determine what, if any, filings and consents must be made and/or obtained prior to Closing to consummate the purchase and sale of the Subsidiary Shares. Buyer shall indemnify the Seller Indemnified Parties (as defined in Section 13.1 below) against any Losses (as defined in Section 13.1 below) incurred by any Seller Indemnified Parties by virtue of the failure to make and/or obtain any such filings or consents. Recognizing that the failure to make and/or obtain any filings or consents may cause Seller to incur Losses or otherwise adversely affect Seller, Buyer and the Subsidiary confirm that the provisions of this Section 11.6 will not limit Seller's right to treat such failure as the failure of a condition precedent to Seller's obligation to close pursuant to Section 7 above.

11.7

INSURANCE. Buyer acknowledges that on the Closing Date, effective as of the Closing, all insurance coverage and bonds provided by Seller for the Subsidiary, and all certificates of insurance evidencing that the Subsidiary maintains any required insurance by virtue of insurance provided by Seller, will terminate with respect to any insured damages resulting from matters occurring subsequent to Closing.

11.8

AGREEMENTS REGARDING TAXES.

(a)

TAX SHARING AGREEMENTS. Any tax sharing agreement between Seller and the Subsidiary is terminated as of the Closing Date and will have no further effect for any taxable year (whether the current year, a future year, or a past year).

(b)

RETURNS FOR PERIODS THROUGH THE CLOSING DATE. Seller will include the income and loss of the Subsidiary (including any deferred income triggered into income by Reg. ss.1.1502-13 and any excess loss accounts taken into income under Reg. ss.1.1502-19) on Seller's consolidated federal income tax returns for all periods through the Closing Date and pay any federal income taxes attributable to such income. Seller and Subsidiary agree to allocate income, gain, loss, deductions and credits between the period up to Closing (the "Pre-Closing Period") and the period after Closing (the "Post-Closing Period") based on a closing of the books of the Subsidiary and both Seller and Subsidiary agree not to make an election under Reg. ss.1.1502-76(b)(2)(ii) to ratably allocate the year's items of income, gain, loss, deduction and credit. Seller, Subsidiary and Buyer agree to report all transactions not in the ordinary course of business occurring on the Closing Date after Buyer's purchase of the Shares on the Subsidiary's tax returns to the extent permitted by Reg. ss.1.1502-76(b)(1)(ii)(B). Buyer agrees to indemnify Seller for any additional tax owed by Seller (including tax owned by Seller due to this indemnification payment) resulting from any transaction engaged in by the subsidiary during the Pre-Closing Period or on the Closing Date after Buyer's purchase of the Subsidiary Shares. Subsidiary will furnish tax information to Seller for inclusion in Seller's consolidated federal income tax return for the period which includes the Closing Date in accordance with the Subsidiary's past custom and practice.

(c)

AUDITS. Seller will allow Subsidiary and its counsel to participate at Subsidiary's expense in any audits of Seller's consolidated federal income tax returns to the extent that such audit raises issues that relate to and increase the tax liability of Subsidiary. Seller shall have the absolute right, in its sole discretion, to engage professionals and direct the representation of Seller in connection with any such audit and the resolution thereof, without receiving the consent of Buyer or the Subsidiary or any other party acting on behalf of Buyer or Subsidiary, provided that Seller will not settle any such audit in a manner which would materially adversely affect Subsidiary after the Closing Date unless such settlement would be reasonable in the case of a person that owned the Subsidiary both before and after the Closing Date. In the event that after Closing any tax authority informs the Buyer or Subsidiary of any notice of proposed audit, claim, assessment, or other dispute concerning an amount of taxes which pertain to the Seller, or to Subsidiary during the period prior to Closing, Buyer or Subsidiary must promptly notify the Seller of the same within 15 calendar days of the date of the notice from the tax authority. In the event Buyer or Subsidiary does not notify the Seller within such 15 day period, Buyer and Subsidiary, jointly and severally, will indemnify the Seller for any incremental interest, penalty or other assessments resulting from the delay in giving notice. To the extent of any conflict or inconsistency, the provisions of this Section 11.8 shall control over the provisions of Section 13.2 below.

(d)

COOPERATION ON TAX MATTERS. Buyer, Seller and Subsidiary shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns pursuant to this Section and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Subsidiary shall (i) retain all books and records with respect to tax matters pertinent to Subsidiary relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) give Seller reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the Seller so requests, Buyer agrees to cause Subsidiary to allow Seller to take possession of such books and records.

12.

TERMINATION. This Agreement may be terminated at, or at any time prior to, the Closing by mutual written consent of Seller, Buyer and the Company. If this Agreement is terminated as provided herein, it shall become wholly void and of no further force and effect and there shall be no further liability or obligation on the part of any party except to pay such expenses as are required of such party.

13.

INDEMNIFICATION.

13.1

INDEMNIFICATION BY BUYER. Buyer covenants and agrees to indemnify, defend, protect and hold harmless Seller, and its officers, directors, employees, stockholders, agents, representatives and affiliates (collectively, together with Seller, the "Seller Indemnified Parties") at all times from and after the date of this Agreement from and against all losses, liabilities, damages, claims, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation), whether or not involving a third party claim and regardless of any negligence of any Seller Indemnified Party (collectively, "Losses"), incurred by any Seller Indemnified Party as a result of or arising from (i) any breach of the representations and warranties of Buyer set forth herein or in certificates delivered in connection herewith, (ii) any breach or non-fulfillment of any covenant or agreement (including any other agreement of Buyer to indemnify Seller set forth in this Agreement) on the part of Buyer under this Agreement, (iii) any debt, liability or obligation of Subsidiary, (iv) the conduct and operations of the business of Subsidiary whether before or after Closing, (v) claims asserted against Subsidiary whether before or after Closing, or (vi) any federal or state income tax payable by Seller and attributable to the transaction contemplated by this Agreement.

13.2

THIRD PARTY CLAIMS.  (a)  DEFENSE. If any claim or liability (a "Third-Party Claim") should be asserted against any of the Seller Indemnified Parties (the "Indemnitee") by a third party after the Closing for which Buyer has an indemnification obligation under the terms of Section 13.1, then the Indemnitee shall notify Buyer and Subsidiary (the "Indemnitor") within 20 days after the Third-Party Claim is asserted by a third party (said notification being referred to as a "Claim Notice") and give the Indemnitor a reasonable opportunity to take part in any examination of the books and records of the Indemnitee relating to such Third-Party Claim and to assume the defense of such Third-Party Claim and in connection therewith and to conduct any proceedings or negotiations relating thereto and necessary or appropriate to defend the Indemnitee and/or settle the Claim. The expenses (including reasonable attorneys' fees) of all negotiations, proceedings, contests, lawsuits or settlements with respect to any Third-Party Claim shall be borne by the Indemnitor. If the Indemnitor agrees to assume the defense of any Third-Party Claim in writing within 20 days after the Claim Notice of such Third-Party Claim has been delivered, through counsel reasonably satisfactory to Indemnitee, then the Indemnitor shall be entitled to control the conduct of such defense, and any decision to settle such Third-Party Claim, and shall be responsible for any expenses of the Indemnitee in connection with the defense of such Third-Party Claim so long as the Indemnitor continues such defense until the final resolution of such Third-Party Claim. The Indemnitor shall be responsible for paying all settlements made or judgments entered with respect to any Third-Party Claim the defense of which has been assumed by the Indemnitor. Except as provided on subsection (b) below, both the Indemnitor and the Indemnitee must approve any settlement of a Third Party Claim. A failure by the Indemnitee to timely give the Claim Notice shall not excuse Indemnitor from any indemnification liability except only to the extent that the Indemnitor is materially and adversely prejudiced by such failure.

(b)

FAILURE TO DEFEND. If the Indemnitor shall not agree to assume the defense of any Third-Party Claim in writing within 20 days after the Claim Notice of such Third-Party Claim has been delivered, or shall fail to continue such defense until the final resolution of such Third-Party Claim, then the Indemnitee may defend against such Third-Party Claim in such manner as it may deem appropriate and the Indemnitee may settle such Third-Party Claim on such terms as it may deem appropriate. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all settlement payments and expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense or settlement of such Third-Party Claim. If no settlement of such Third-Party Claim is made, then the Indemnitor shall satisfy any judgment rendered with respect to such Third-Party Claim before the Indemnitee is required to do so, and pay all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such Third-Party Claim.

13.3

NON-THIRD-PARTY CLAIMS. Upon discovery of any claim for which Buyer has an indemnification obligation under the terms of Section 13.1 which does not involve a claim by a third party against the Indemnitee, the Indemnitee shall give prompt notice to Buyer of such claim and, in any case, shall give Buyer such notice within 30 days of such discovery. A failure by Indemnitee to timely give the foregoing notice to Buyer shall not excuse Buyer from any indemnification liability except to the extent that Buyer is materially and adversely prejudiced by such failure.

13.4

SURVIVAL. Except as otherwise provided in this Section 13.4, all representations and warranties made by Buyer, Subsidiary and Seller in connection with this Agreement shall survive the Closing. Anything in this Agreement to the contrary notwithstanding, the liability of all Indemnitors under this Section 13 shall terminate on the third (3rd) anniversary of the Closing Date, except with respect to (a) liability for any item as to which, prior to the third (3rd) anniversary of the Closing Date, any Indemnitee shall have asserted a Claim in writing, which Claim shall identify its basis with reasonable specificity, in which case the liability for such Claim shall continue until it shall have been finally settled, decided or adjudicated, (b) liability of any party for Losses for which such party has an indemnification obligation, incurred as a result of such party's breach of any covenant or agreement to be performed by such party after the Closing, (c) liability of Buyer for Losses incurred by a Seller Indemnified Party due to breaches of their representations and warranties in Section 4 of this Agreement, and (d) liability of Buyer for Losses arising out of Third-Party Claims for which Buyer has an indemnification obligation, which liability shall survive until the statute of limitation applicable to any third party's right to assert a Third-Party Claim bars assertion of such claim.

14.

MISCELLANEOUS.

14.1

NOTICES. All notices and communications required or permitted hereunder shall be in writing and deemed given when received by means of the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or personal delivery, or overnight courier, as follows:

(a)

If to Seller, addressed to:

Hygeialand Biomedical Corporation

800 E. Colorado Blvd., Suite 888

Pasadena, CA 91101

Attn.: _______________

Fax: _______________

With a copy to (which shall not constitute notice hereunder):

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Fl.

New York, NY 10022

Attn:  Adam S. Gottbetter

Fax:  212-400-6901

(b)

If to Buyer or the Subsidiary, addressed to:

Loreto Resources Peru S.R.L. Compania Minera

____________________

____________________

Attn.: _______________

Fax: _______________

With a copy to (which shall not constitute notice hereunder):

____________________

____________________

____________________

Attn.: _______________

Fax: _______________

or to such other address as any party hereto shall specify pursuant to this Section 12.1 from time to time.

14.2

EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

14.3

TIME. Time is of the essence with respect to this Agreement.

14.4.

REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

14.5

FURTHER ACTS. Seller, Buyer and Subsidiary shall execute any and all documents and perform such other acts which may be reasonably necessary to effectuate the purposes of this Agreement.

14.6

ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties relating to the subject matter contained herein. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the parties hereto. No waiver by any party hereto of any breach of any term hereof shall be construed as a waiver of any subsequent breach of that term or any other term of the same or different nature.

14.7

ASSIGNMENT. No party may assign his or its rights or obligations hereunder, in whole or in part, without the prior written consent of the other Parties.

14.8

GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

14.9

COUNTERPARTS. This Agreement may be executed in one or more counterparts, with the same effect as if all parties had signed the same document. Each such counterpart shall be an original, but all such counterparts taken together shall constitute a single agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page was an original thereof.

14.10

SECTION HEADINGS AND GENDER. The Section headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter, and the singular shall include the plural, and vice versa, whenever and as often as may be appropriate.

14.11

SPECIFIC PERFORMANCE; REMEDIES. Each of Seller, Buyer and Subsidiary acknowledges and agrees that the Company would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each of Seller, Buyer and Subsidiary agrees that the Company will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, subject to Section 12.8, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity, and nothing herein will be considered an election of remedies.

14.12

SUBMISSION TO JURISDICTION; PROCESS AGENT; NO JURY TRIAL.  Each party to the Agreement hereby submits to the jurisdiction of any state or federal court sitting in the State of New York, in any action arising out of or relating to this Agreement and agrees that all claims in respect of the action may be heard and determined in any such court. Each party to the Agreement also agrees not to bring any action arising out of or relating to this Agreement in any other court. Each party to the Agreement agrees that a final judgment in any action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law or in equity. Each party to the Agreement waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

EACH PARTY TO THE AGREEMENT HEREBY AGREES TO WAIVE HIS OR HER RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. The scope of this waiver is intended to be all encompassing of any and all actions that may be filed in any court and that relate to the subject matter of the transactions, including, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party to the Agreement hereby acknowledges that this waiver is a material inducement to enter into a business relationship and that they will continue to rely on the waiver in their related future dealings. Each party to the Agreement further represents and warrants that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. In the event of commencement of any action, this Agreement may be filed as a written consent to trial by a court.

14.13

CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which that party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant

[SIGNATURE PAGE FOLLOWS THIS PAGE.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

SELLER:

HYGEIALAND BIOMEDICAL CORPORATION

By: /s/ Luis F. Saenz

Name: Luis F. Saenz

Title: President

SUBSIDIARY:

LORETO RESOURCES PERU S.R.L. COMPANIA MINERA

By: /s/ Luis F. Saenz

Name: Luis F. Saenz

Title:

BUYER:

/s/ Luis F. Saenz

Luis F. Saenz